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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 17, 2004
                                                 ---------------------


                               Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                       0-17455                23-2242292
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation)                          file number)        Identification No.)




125 North State Street, Clarks Summit, PA                          18411
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (570)586-0377
                                                   -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

At the Registrant's Board Meeting on November 17, 2004, the Directors authorized the purchase of 3.0 percent or 55,931 shares of the Company's issued and outstanding common stock, from time to time, in open market purchases, through a licensed broker-dealer in accordance with the terms, conditions and restrictions contained in Rule 106-18.















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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       COMM BANCORP, INC.
                                                   -----------------------------
                                                           (Registrant)



Date: November 17, 2004                        By: /s/ Scott A. Seasock
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                                                   Scott A. Seasock
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial Officer)







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